Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BofI Holding, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2012 (the “Report”), as filed with the Securities and Exchange Commission on November 8, 2012, I, Andrew J. Micheletti, hereby certify in my capacity as Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such Report.

Dated:	March 11, 2013	/s/ ANDREW J. MICHELETTI
ANDREW J. MICHELETTI Executive Vice President and Chief Financial Officer